UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2020

Piedmont Office Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34626

Maryland	58-2328421
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5565 Glenridge Connector

Suite 450

Atlanta, GA 30342

(Address of principal executive offices, including zip code)

770-418-8800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PDM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 12, 2020, Piedmont Operating Partnership, LP (the “Operating Partnership”), the operating partnership and wholly owned subsidiary of Piedmont Office Realty Trust, Inc. (the “Company”), issued $300 million in aggregate principal amount of 3.150% Senior Notes due 2030 (the “Notes”), which mature on August 15, 2030, pursuant to an indenture, dated as of March 6, 2014 (as amended and supplemented by a supplemental indenture (the “Supplemental Indenture”), dated August 12, 2020, the “Indenture”), by and among the Operating Partnership, the Company and U.S. Bank National Association, as trustee (the “Trustee”). The Notes are fully and unconditionally guaranteed by the Company. Interest on the Notes is payable semi-annually on February 15 and August 15 of each year, commencing February 15, 2021.

The Indenture contains certain covenants that, among other things, limit the ability of the Company, subject to exceptions, to incur secured and unsecured debt and to consummate a merger, consolidation or sale of all or substantially all of its assets. In addition, the Indenture will require the Company to maintain at all times total unencumbered assets of not less than 150% of total unsecured debt. These covenants are subject to a number of important exceptions and qualifications. The Indenture also provides for customary events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become, or to be declared, due and payable.

The Operating Partnership may, at its option, redeem the Notes at any time or from time to time prior to May 15, 2030 in whole or in part at the applicable make-whole redemption price specified in the Supplemental Indenture. If the Notes are redeemed on or after May 15, 2030 (three months prior to the maturity date), the redemption price will be equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the applicable redemption date.

The Company is required to prepay outstanding borrowings under its $300 million unsecured 2020 term loan (the “2020 Term Loan”) to the extent of the net proceeds received from the offering of the Notes. The company intends to use any remaining proceeds from the offering of the Notes to repay borrowings outstanding on its revolving credit facility or under one of its other term loans or for other business purposes.

The Notes were offered by means of a prospectus supplement and accompanying prospectus filed with the Securities and Exchange Commission. Copies of the Indenture and the Supplemental Indenture are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the issuance of the Notes, the Company delivered a notice to prepay, in full, the entire principal balance of the 2020 Term Loan, together with all accrued and unpaid interest thereon. The issuance of the Notes on August 12, 2020 constitutes a mandatory prepayment event under the 2020 Term Loan, requiring the Company to prepay outstanding borrowings under the 2020 Term Loan to the extent of the net proceeds received from the offering of the Notes. The 2020 Term Loan was issued under, and is governed by, the credit agreement, dated as of February 10, 2020 (as amended), by and among the Operating Partnership, the Company, the financial institutions party thereto and their assignees under Section 12.5 thereof, Truist Bank, as agent, and the other parties thereto.

The prepayment occurred on August 12, 2020 in connection with the offering of the Notes described above. Upon receipt of the prepayment, the credit agreement was terminated. The information set forth under Item 1.01, “Entry Into a Material Definitive Agreement” is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01, “Entry Into a Material Definitive Agreement” is incorporated herein by reference.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 1.02, “Termination of a Material Definitive Agreement” is incorporated herein by reference.

Item 8.01.	Other Events.

On August 5, 2020, the Operating Partnership and the Company entered into an agreement (the “Underwriting Agreement”) among the Operating Partnership, the Company, J.P. Morgan Securities LLC, Truist Securities, Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC as representatives of the underwriters listed on Schedule 1 thereto (the “Underwriters”). Pursuant to the Underwriting Agreement, the Operating Partnership agreed to sell and the Underwriters agreed to purchase from the Operating Partnership, subject to and upon the terms and conditions set forth in the Underwriting Agreement, the Notes.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

The Company is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into a Registration Statement on Form S-3 (Registration No. 333-233068).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.1

Underwriting Agreement, dated August 5, 2020, by and among Piedmont Operating Partnership, LP, Piedmont Office Realty Trust, Inc. and J.P. Morgan Securities LLC, Truist Securities, Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC as representatives of the underwriters listed on Schedule 1 thereto.

4.1

Indenture, dated March 6, 2014, by and among Piedmont Operating Partnership, LP, Piedmont Office Realty Trust, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Piedmont Office Realty Trust, Inc.’s Current Report on Form 8-K, filed on March 6, 2014).

4.2	Supplemental Indenture, dated August 12, 2020, by and among Piedmont Operating Partnership, LP, Piedmont Office Realty Trust, Inc. and U.S. Bank National Association, as trustee.

4.3	Form of 3.150% Senior Notes due 2030 (included in Exhibit 4.2)

5.1	Opinion of King & Spalding LLP.

5.2	Opinion of Venable LLP.

8.1	Tax Opinion of King & Spalding LLP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.
(Registrant)

Date: August 12, 2020	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President